Wilshire Global Allocation Fund
Schedule of Investments
September 30, 2024 (Unaudited)

AFFILIATED REGISTERED INVESTMENT COMPANIES - 79.8%	Shares	Value
Wilshire Income Opportunities Fund - Class Institutional (a)	11,278,768	$101,960,066
Wilshire International Equity Fund - Class Institutional (a)	9,709,262	117,482,067
Wilshire Large Company Growth Portfolio - Class Institutional (a)	1,467,592	79,411,404
Wilshire Large Company Value Portfolio - Class Institutional (a)	3,594,956	82,360,442
Wilshire Small Company Growth Portfolio - Class Institutional (a)(b)	366,597	7,485,903
Wilshire Small Company Value Portfolio - Class Institutional (a)	269,439	7,716,727
TOTAL AFFILIATED REGISTERED INVESTMENT COMPANIES (Cost $356,598,603)		396,416,609

OPEN END FUNDS - 19.9%	Shares	Value
Fidelity Emerging Markets Index Fund	876,073	10,153,688
Vanguard Long-Term Bond Index Fund - Class Admiral	860,151	9,771,312
Vanguard Mega Cap Index Fund - Class Institutional	24,962	10,165,916
Vanguard Total International Bond Index Fund - Class Institutional	2,290,345	69,053,901
TOTAL OPEN END FUNDS (Cost $100,976,468)		99,144,817

TOTAL INVESTMENTS - 99.7% (Cost $457,575,071)		495,561,426
Money Market Deposit Account - 0.0% (c)		544
Other Assets in Excess of Liabilities - 0.3%		1,538,304
TOTAL NET ASSETS - 100.0%		$497,100,274

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)	Non-income producing security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Wilshire Global Allocation Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Registered Investment Companies	$396,416,609	$–	$–	$396,416,609
Open End Funds	99,144,817	–	–	99,144,817
Total Investments	$495,561,426	$–	$–	$495,561,426

Refer to the Schedule of Investments for further disaggregation of investment categories.